First Quarter
Financial Supplement
March 31, 2011
© 2010 Peanuts Worldwide LLC

METLIFE, INC.
NOTE TO FINANCIALS
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”), accounting guidance for segment reporting is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues exclude net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
•   Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefit (“GMIB”) fees (“GMIB fees”);
•   Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), (iv) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”) and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and
•   Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•   Policyholder benefits and claims and policyholder dividends exclude (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”) and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•   Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);
•   Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) exclude amounts related to (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;
•   Amortization of negative VOBA excludes amounts related to Market value adjustments;
•   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•   Other expenses exclude costs related to (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) business combinations.
We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results from operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (“AOCI”) and book value per diluted common share, excluding AOCI should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP net income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted share, respectively. These reconciliations to the most directly comparable GAAP measure, are included in this QFS and in MetLife’s earnings press release dated May 4, 2011, for the three months ended March 31, 2011, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except per share data) (1), (2)	2010	2010	2010	2010	2011

Operating earnings available to common shareholders	$864	$914	$958	$1,208	$1,418
Preferred stock dividends	30	31	30	31	30

Operating earnings	894	945	988	1,239	1,448
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	32	(14)	(342)	(84)	(99)
Net derivative gains (losses)	41	1,481	(244)	(1,543)	(315)
Other adjustments to continuing operations	(174)	(404)	(433)	(72)	(166)
Provision for income tax (expense) benefit	36	(472)	351	527	187

Income (loss) from continuing operations, net of income tax	829	1,536	320	67	1,055
Income (loss) from discontinued operations, net of income tax	5	11	—	18	(42)

Net income (loss)	834	1,547	320	85	1,013
Less: Net income (loss) attributable to noncontrolling interest	(1)	(10)	4	3	7

Net income (loss) attributable to MetLife, Inc.	835	1,557	316	82	1,006
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium (3)	—	—	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$805	$1,526	$286	$51	$830

Operating earnings available to common shareholders — diluted	$1.04	$1.10	$1.08	$1.19	$1.33
Net investment gains (losses)	0.04	(0.02)	(0.39)	(0.08)	(0.09)
Net derivative gains (losses)	0.05	1.79	(0.28)	(1.52)	(0.29)
Other adjustments to continuing operations	(0.21)	(0.48)	(0.49)	(0.08)	(0.15)
Provision for income tax (expense) benefit	0.04	(0.57)	0.40	0.52	0.17
Discontinued operations, net of income tax	0.01	0.01	—	0.02	(0.04)
Less: Net income (loss) attributable to noncontrolling interest	—	(0.01)	—	—	0.01
Less: Preferred stock redemption premium	—	—	—	—	0.14

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$0.97	$1.84	$0.32	$0.05	$0.78

Weighted average common shares outstanding — diluted (3)	828.6	830.5	883.1	1,014.9	1,069.5

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Book value per common share — (actual common shares outstanding)	$41.21	$45.51	$48.93	$44.18	$45.24
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$42.67	$44.50	$44.48	$43.23	$44.18

Book value per common share — diluted — (weighted average common shares outstanding)	$40.75	$44.95	$50.25	$45.90	$44.67
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$42.19	$43.96	$45.68	$44.91	$43.63

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Common shares outstanding, beginning of period	818.8	819.4	820.4	906.9	1,054.4
Treasury stock, net	0.3	—	—	—	—
Newly issued shares (3)	0.3	1.0	86.5	147.5	1.7

Common shares outstanding, end of period	819.4	820.4	906.9	1,054.4	1,056.1

Weighted average common shares outstanding — basic (3)	822.6	822.9	875.8	1,007.3	1,058.5
Dilutive effect of stock purchase contracts underlying common equity units	—	—	—	—	2.6
Dilutive effect of stock-based awards	6.0	7.6	7.3	7.6	8.4

Weighted average common shares outstanding — diluted (3)	828.6	830.5	883.1	1,014.9	1,069.5

Policyholder Trust Shares	229.9	227.4	225.9	222.3	219.0

(1)	In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(2)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan Insurance Company Limited (“MetLife Taiwan”), to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

(3)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)(“AM Holdings”) 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$237,549	$244,197	$258,232	$324,797	$333,664
Equity securities available-for-sale, at estimated fair value	3,062	2,738	2,861	3,602	3,584
Trading and other securities, at estimated fair value (2)	3,039	3,158	3,987	18,589	19,365
Mortgage loans:
Held-for-investment, principally at amortized cost (2)	55,353	55,527	57,023	58,976	59,397
Held-for-sale, principally at estimated fair value	2,003	2,650	2,840	3,321	2,435

Mortgage loans, net	57,356	58,177	59,863	62,297	61,832
Policy loans	10,015	10,047	10,089	11,761	11,872
Real estate and real estate joint ventures	6,866	6,841	6,990	8,030	8,042
Other limited partnership interests	5,753	5,856	5,948	6,416	6,409
Short-term investments, principally at estimated fair value	7,987	9,704	11,587	9,384	8,822
Other invested assets, principally at estimated fair value	12,314	15,571	16,558	15,430	13,693

Total investments	343,941	356,289	376,115	460,306	467,283
Cash and cash equivalents, principally at estimated fair value (2)	9,117	10,664	14,479	12,957	10,692
Accrued investment income	3,352	3,202	3,422	4,328	4,478
Premiums, reinsurance and other receivables	17,541	18,160	18,639	19,799	20,315
Deferred policy acquisition costs and value of business acquired	18,516	17,539	17,272	27,092	27,979
Current income tax recoverable	—	255	193	—	—
Deferred income tax assets	189	—	—	—	—
Goodwill	5,049	5,037	4,966	11,781	11,946
Other assets	6,846	6,694	6,894	8,174	9,321
Assets of subsidiaries held-for-sale	2,763	2,875	3,091	3,331	3,413
Separate account assets	158,252	153,192	172,184	183,138	195,914

Total assets	$565,566	$573,907	$617,255	$730,906	$751,341

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$135,416	$138,076	$141,331	$170,912	$172,987
Policyholder account balances	141,552	142,623	145,133	210,757	214,641
Other policy-related balances	8,630	8,611	8,861	15,750	15,641
Policyholder dividends payable	745	775	834	830	820
Policyholder dividend obligation	—	1,080	2,014	876	793
Payables for collateral under securities loaned and other transactions	25,982	29,772	31,891	27,272	28,625
Bank deposits	10,032	9,790	9,362	10,316	9,313
Short-term debt	318	879	2,057	306	572
Long-term debt (2)	20,177	20,647	24,512	27,586	27,604
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	3,191	3,191	3,191	3,191	3,191
Current income tax payable	57	—	—	297	113
Deferred income tax liability	—	2,017	3,521	1,856	2,238
Other liabilities	17,195	15,593	17,435	20,366	20,037
Liabilities of subsidiaries held-for-sale	2,543	2,640	2,863	3,043	3,206
Separate account liabilities	158,252	153,192	172,184	183,138	195,914

Total liabilities	529,387	534,183	570,486	681,793	700,992

Redeemable noncontrolling interest in partially owned consolidated subsidiaries	—	—	—	117	128

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	—	—	—	—	—
Common stock, at par value	8	8	9	10	11
Additional paid-in capital	16,871	16,896	20,451	26,423	26,668
Retained earnings	20,294	21,820	22,096	21,363	22,193
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	(1,191)	822	4,030	1,000	1,115

Total MetLife, Inc.’s stockholders’ equity	35,811	39,375	46,415	48,625	49,816
Noncontrolling interests	368	349	354	371	405

Total equity	36,179	39,724	46,769	48,996	50,221

Total liabilities and equity	$565,566	$573,907	$617,255	$730,906	$751,341

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

(2)	At March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, $7,377 million, $7,391 million, $7,371 million, $7,080 million and $6,991 million, respectively, of assets and $7,106 million, $7,129 million, $7,075 million, $6,820 million and $6,684 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 34 and 35, note 4 for the amounts by asset category.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

OPERATING REVENUES
Premiums	$6,788	$6,584	$6,484	$7,215	$8,554
Universal life and investment-type product policy fees	1,358	1,423	1,398	1,638	1,834
Net investment income	4,271	4,120	4,314	4,524	4,869
Other revenues	513	544	624	647	567

Total operating revenues	12,930	12,671	12,820	14,024	15,824

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,681	7,377	7,291	7,623	8,446
Interest credited to policyholder account balances	1,145	1,047	1,259	1,246	1,481
Interest credited to bank deposits	39	36	33	29	23
Capitalization of DAC	(733)	(756)	(766)	(1,044)	(1,569)
Amortization of DAC and VOBA	619	702	591	890	1,123
Amortization of negative VOBA	—	—	—	(57)	(164)
Interest expense on debt	264	266	294	315	323
Other expenses	2,629	2,698	2,710	3,341	4,098

Total operating expenses	11,644	11,370	11,412	12,343	13,761

Operating earnings before provision for income tax	1,286	1,301	1,408	1,681	2,063
Provision for income tax expense (benefit)	392	356	420	442	615

Operating earnings	894	945	988	1,239	1,448
Preferred stock dividends	30	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$864	$914	$958	$1,208	$1,418

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$894	$945	$988	$1,239	$1,448

Adjustments from operating earnings to income (loss) from continuing operations: (3)
Net investment gains (losses)	32	(14)	(342)	(84)	(99)
Net derivative gains (losses)	41	1,481	(244)	(1,543)	(315)
Universal life and investment-type product policy fees	47	59	54	51	55
Net investment income	50	(58)	54	244	448
Other revenues	—	—	—	—	(1)
Policyholder benefits and claims and policyholder dividends	(160)	59	(409)	(188)	(157)
Interest credited to policyholder account balances	3	(1)	(5)	(219)	(443)
Amortization of DAC and VOBA	22	(312)	18	231	67
Amortization of negative VOBA	—	—	—	7	19
Interest expense on debt	(106)	(103)	(103)	(99)	(92)
Other expenses	(30)	(48)	(42)	(99)	(62)
Provision for income tax (expense) benefit	36	(472)	351	527	187

Income (loss) from continuing operations, net of income tax	829	1,536	320	67	1,055
Income (loss) from discontinued operations, net of income tax	5	11	—	18	(42)

Net income (loss)	834	1,547	320	85	1,013
Less: Net income (loss) attributable to noncontrolling interest	(1)	(10)	4	3	7

Net income (loss) attributable to MetLife, Inc.	835	1,557	316	82	1,006
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium	—	—	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$805	$1,526	$286	$51	$830

Premiums, Fees and Other Revenues (Operating)	$8,659	$8,551	$8,506	$9,500	$10,955

(1)	In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(2)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

(3)	See appendix, page 39, for detail line item adjustments.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2011
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$8,554	$5,424	$3,128	$2
Universal life and investment-type product policy fees	1,834	1,204	630	—
Net investment income	4,869	3,679	860	330
Other revenues	567	343	42	182

Total operating revenues	15,824	10,650	4,660	514

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,446	6,393	2,051	2
Interest credited to policyholder account balances	1,481	969	512	—
Interest credited to bank deposits	23	—	—	23
Capitalization of DAC	(1,569)	(650)	(919)	—
Amortization of DAC and VOBA	1,123	543	580	—
Amortization of negative VOBA	(164)	—	(164)	—
Interest expense on debt	323	2	2	319
Other expenses	4,098	2,015	1,772	311

Total operating expenses	13,761	9,272	3,834	655

Operating earnings before provision for income tax	2,063	1,378	826	(141)
Provision for income tax expense (benefit)	615	470	259	(114)

Operating earnings	1,448	908	567	(27)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,418	$908	$567	$(57)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$1,448	$908	$567	$(27)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	58	(159)	2
Net derivative gains (losses)	(315)	(303)	68	(80)
Universal life and investment-type product policy fees	55	55	—	—
Net investment income	448	(42)	392	98
Other revenues	(1)	—	(1)	—
Policyholder benefits and claims and policyholder dividends	(157)	(139)	(18)	—
Interest credited to policyholder account balances	(443)	(8)	(435)	—
Amortization of DAC and VOBA	67	67	—	—
Amortization of negative VOBA	19	—	19	—
Interest expense on debt	(92)	—	—	(92)
Other expenses	(62)	—	1	(63)
Provision for income tax (expense) benefit	187	110	33	44

Income (loss) from continuing operations, net of income tax	1,055	706	467	(118)
Income (loss) from discontinued operations, net of income tax	(42)	19	(61)	—

Net income (loss)	1,013	725	406	(118)
Less: Net income (loss) attributable to noncontrolling interest	7	—	7	—

Net income (loss) attributable to MetLife, Inc.	1,006	725	399	(118)
Less: Preferred stock dividends	30	—	—	30
Less: Preferred stock redemption premium	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$830	$725	$399	$(294)

Premiums, Fees and Other Revenues (Operating)	$10,955	$6,971	$3,800	$184

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)

	For the Three Months Ended March 31, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,788	$5,961	$827	$—
Universal life and investment-type product policy fees	1,358	1,069	289	—
Net investment income	4,271	3,600	428	243
Other revenues	513	299	1	213

Total operating revenues	12,930	10,929	1,545	456

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,681	6,921	765	(5)
Interest credited to policyholder account balances	1,145	995	150	—
Interest credited to bank deposits	39	—	—	39
Capitalization of DAC	(733)	(552)	(181)	—
Amortization of DAC and VOBA	619	519	100	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	264	2	1	261
Other expenses	2,629	1,849	506	274

	11,644	9,734	1,341	569

Operating earnings before provision for income tax	1,286	1,195	204	(113)
Provision for income tax expense (benefit)	392	404	57	(69)

Operating earnings	894	791	147	(44)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$864	$791	$147	$(74)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$894	$791	$147	$(44)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	32	74	(34)	(8)
Net derivative gains (losses)	41	54	6	(19)
Universal life and investment-type product policy fees	47	47	—	—
Net investment income	50	(51)	(13)	114
Other revenues	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(160)	(141)	(19)	—
Interest credited to policyholder account balances	3	3	—	—
Amortization of DAC and VOBA	22	22	—	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	(106)	—	—	(106)
Other expenses	(30)	1	(3)	(28)
Provision for income tax (expense) benefit	36	(5)	24	17

Income (loss) from continuing operations, net of income tax	829	795	108	(74)
Income (loss) from discontinued operations, net of income tax	5	2	3	—

Net income (loss)	834	797	111	(74)
Less: Net income (loss) attributable to noncontrolling interest	(1)	—	(2)	1

Net income (loss) attributable to MetLife, Inc.	835	797	113	(75)
Less: Preferred stock dividends	30	—	—	30
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$805	$797	$113	$(105)

Premiums, Fees and Other Revenues (Operating)	$8,659	$7,329	$1,117	$213

(1)
In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(2)
During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2), (3)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

U.S. BUSINESS

INSURANCE PRODUCTS	$298	$369	$345	$309	$350

RETIREMENT PRODUCTS	201	136	238	228	212

CORPORATE BENEFIT FUNDING	220	235	182	283	289

AUTO & HOME	72	73	81	74	57

U.S. BUSINESS TOTAL	$791	$813	$846	$894	$908

INTERNATIONAL (4)

JAPAN	—	—	—	94	290

OTHER INTERNATIONAL REGIONS	147	142	189	208	277

INTERNATIONAL TOTAL	$147	$142	$189	$302	$567

BANKING, CORPORATE & OTHER	(74)	(41)	(77)	12	(57)

METLIFE, INC. CONSOLIDATED	$864	$914	$958	$1,208	$1,418

(1)
A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 9, (ii) Retirement Products, page 16, (iii) Corporate Benefit Funding, page 20, (iv) Auto & Home, page 24, (v) Japan, page 28, (vi) All Other International Regions, page 29, and (vi) Banking, Corporate & Other, page 30. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 5.

(2)
In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(3)
During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

(4)
In the first quarter of 2011, the Company began reporting the results from its international operations as two separate segments to reflect a change in the manner in which the financial results are reviewed and evaluated by executive management. The assets, liabilities and the operating results relating to the acquisition of ALICO are included in Japan and Other International Regions segments. Prior period results have been adjusted to conform to this new presentation of segments.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$4,323	$4,317	$4,234	$4,326	$4,192	$4,323	$4,192
Universal life and investment-type product policy fees	549	546	539	613	564	549	564
Net investment income	1,504	1,495	1,515	1,554	1,529	1,504	1,529
Other revenues	189	188	185	199	200	189	200

Total operating revenues	6,565	6,546	6,473	6,692	6,485	6,565	6,485

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	4,847	4,721	4,685	4,822	4,665	4,847	4,665
Interest credited to policyholder account balances	234	237	243	249	241	234	241
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(206)	(217)	(204)	(214)	(216)	(206)	(216)
Amortization of DAC and VOBA	239	206	221	300	231	239	231
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	1	—	—	—
Other expenses	992	1,031	998	1,059	1,025	992	1,025

Total operating expenses	6,106	5,978	5,943	6,217	5,946	6,106	5,946

Operating earnings before provision for income tax	459	568	530	475	539	459	539
Provision for income tax expense (benefit)	161	199	185	166	189	161	189

Operating earnings	298	369	345	309	350	298	350
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$298	$369	$345	$309	$350	$298	$350

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$298	$369	$345	$309	$350	$298	$350

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	13	(4)	69	25	37	13	37
Net derivative gains (losses)	20	605	86	(496)	(169)	20	(169)
Universal life and investment-type product policy fees	(1)	7	—	(5)	(3)	(1)	(3)
Net investment income	(36)	(36)	(36)	(40)	(48)	(36)	(48)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	1	(5)	—	—	(1)	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(10)	(40)	(28)	(12)	—	(10)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	1	—	—	—
Provision for income tax (expense) benefit	5	(187)	(30)	182	65	5	65

Income (loss) from continuing operations, net of income tax	288	715	401	(36)	232	288	232
Income (loss) from discontinued operations, net of income tax	1	—	—	2	19	1	19

Net income (loss)	289	715	401	(34)	251	289	251
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	289	715	401	(34)	251	289	251
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$289	$715	$401	$(34)	$251	$289	$251

Premiums, Fees and Other Revenues (Operating)	$5,061	$5,051	$4,958	$5,138	$4,956	$5,061	$4,956

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$1,871	$1,841	$1,775	$1,735	$1,765	$1,871	$1,765
Universal life and investment-type product policy fees	152	149	159	156	159	152	159
Net investment income	207	204	209	206	200	207	200
Other revenues	3	1	2	—	2	3	2

Total operating revenues	2,233	2,195	2,145	2,097	2,126	2,233	2,126

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,865	1,793	1,781	1,746	1,768	1,865	1,768
Interest credited to policyholder account balances	44	43	44	42	40	44	40
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(4)	(3)	(4)	(5)	(4)	(5)
Amortization of DAC and VOBA	5	4	4	2	3	5	3
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	141	145	143	160	140	141	140

Total operating expenses	2,051	1,981	1,969	1,946	1,946	2,051	1,946

Operating earnings before provision for income tax	182	214	176	151	180	182	180
Provision for income tax expense (benefit)	64	75	61	53	63	64	63

Operating earnings	118	139	115	98	117	118	117
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$118	$139	$115	$98	$117	$118	$117

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$118	$139	$115	$98	$117	$118	$117

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	2	(6)	15	(2)	3	2	3
Net derivative gains (losses)	23	58	(1)	(9)	(22)	23	(22)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(18)	(18)	(17)	(18)	(18)	(18)	(18)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(2)	(12)	1	10	13	(2)	13

Income (loss) from continuing operations, net of income tax	123	161	113	79	93	123	93
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	123	161	113	79	93	123	93
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	123	161	113	79	93	123	93
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$123	$161	$113	$79	$93	$123	$93

Premiums, Fees and Other Revenues (Operating)	$2,026	$1,991	$1,936	$1,891	$1,926	$2,026	$1,926

Group Life Mortality Ratio	89.5%	86.6%	89.0%	89.7%	88.2%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$967	$1,004	$988	$1,113	$951	$967	$951
Universal life and investment-type product policy fees	397	397	380	457	405	397	405
Net investment income	1,086	1,066	1,086	1,116	1,097	1,086	1,097
Other revenues	94	100	94	110	107	94	107

Total operating revenues	2,544	2,567	2,548	2,796	2,560	2,544	2,560

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,627	1,636	1,608	1,750	1,603	1,627	1,603
Interest credited to policyholder account balances	185	188	195	203	198	185	198
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(159)	(171)	(162)	(172)	(166)	(159)	(166)
Amortization of DAC and VOBA	198	169	186	259	192	198	192
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	1	—	—	—
Other expenses	516	528	507	527	525	516	525

Total operating expenses	2,367	2,350	2,334	2,568	2,352	2,367	2,352

Operating earnings before provision for income tax	177	217	214	228	208	177	208
Provision for income tax expense (benefit)	62	76	75	79	73	62	73

Operating earnings	115	141	139	149	135	115	135
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$115	$141	$139	$149	$135	$115	$135

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$115	$141	$139	$149	$135	$115	$135

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	17	—	21	28	25	17	25
Net derivative gains (losses)	(11)	176	(28)	(115)	(70)	(11)	(70)
Universal life and investment-type product policy fees	(1)	7	—	(5)	(3)	(1)	(3)
Net investment income	(11)	(12)	(10)	(13)	(16)	(11)	(16)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(10)	(40)	(28)	(12)	—	(10)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	1	—	—	—
Provision for income tax (expense) benefit	5	(46)	16	39	23	5	23

Income (loss) from continuing operations, net of income tax	104	226	110	72	94	104	94
Income (loss) from discontinued operations, net of income tax	1	—	—	2	19	1	19

Net income (loss)	105	226	110	74	113	105	113
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	105	226	110	74	113	105	113
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$105	$226	$110	$74	$113	$105	$113

Premiums, Fees and Other Revenues (Operating)	$1,458	$1,501	$1,462	$1,680	$1,463	$1,458	$1,463

Mortality as a Percentage of Expected	87.6%	80.4%	86.7%	82.9%	92.5%

Lapse Ratio
Traditional Life	6.7%	6.4%	6.2%	6.4%	6.5%
Variable & Universal Life	6.1%	5.9%	5.9%	6.1%	6.0%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$1,485	$1,472	$1,471	$1,478	$1,476	$1,485	$1,476
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	211	225	220	232	232	211	232
Other revenues	92	87	89	89	91	92	91

Total operating revenues	1,788	1,784	1,780	1,799	1,799	1,788	1,799

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,355	1,292	1,296	1,326	1,294	1,355	1,294
Interest credited to policyholder account balances	5	6	4	4	3	5	3
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(43)	(42)	(39)	(38)	(45)	(43)	(45)
Amortization of DAC and VOBA	36	33	31	39	36	36	36
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	335	358	348	372	360	335	360

Total operating expenses	1,688	1,647	1,640	1,703	1,648	1,688	1,648

Operating earnings before provision for income tax	100	137	140	96	151	100	151
Provision for income tax expense (benefit)	35	48	49	34	53	35	53

Operating earnings	65	89	91	62	98	65	98
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$89	$91	$62	$98	$65	$98

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$65	$89	$91	$62	$98	$65	$98

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(6)	2	33	(1)	9	(6)	9
Net derivative gains (losses)	8	371	115	(372)	(77)	8	(77)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(7)	(6)	(9)	(9)	(14)	(7)	(14)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	1	(5)	—	—	(1)	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	2	(129)	(47)	133	29	2	29

Income (loss) from continuing operations, net of income tax	61	328	178	(187)	45	61	45
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	61	328	178	(187)	45	61	45
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	61	328	178	(187)	45	61	45
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$61	$328	$178	$(187)	$45	$61	$45

Premiums, Fees and Other Revenues (Operating)	$1,577	$1,559	$1,560	$1,567	$1,567	$1,577	$1,567

Non-Medical Health Benefit Ratio	91.2%	87.8%	88.0%	89.7%	87.7%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$11,966	$12,060	$12,017	$12,005	$11,892
Premiums and deposits	3,598	3,515	3,509	3,292	3,418
Surrenders and withdrawals	(1,361)	(1,442)	(1,495)	(1,423)	(1,379)
Benefit payments	(1,970)	(1,923)	(1,921)	(1,900)	(1,888)

Net Flows	267	150	93	(31)	151
Net transfers from (to) separate account	1	1	1	—	2
Interest	72	75	72	73	67
Policy charges	(128)	(126)	(125)	(123)	(120)
Other	(118)	(143)	(53)	(32)	(29)

Balance, end of period	$12,060	$12,017	$12,005	$11,892	$11,963

INDIVIDUAL LIFE
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$73,923	$74,387	$74,844	$75,300	$76,264
Premiums and deposits	2,070	2,002	2,059	2,181	2,108
Surrenders and withdrawals	(908)	(919)	(936)	(944)	(943)
Benefit payments	(671)	(588)	(616)	(621)	(678)

Net Flows	491	495	507	616	487
Net transfers from (to) separate account	29	29	37	32	23
Interest	748	747	756	766	765
Policy charges	(400)	(401)	(408)	(414)	(419)
Other	(404)	(413)	(436)	(36)	(407)

Balance, end of period	$74,387	$74,844	$75,300	$76,264	$76,713

NON-MEDICAL HEALTH
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$13,239	$13,484	$13,689	$13,901	$14,187
Premiums and deposits	1,518	1,502	1,747	1,500	1,504
Surrenders and withdrawals	(5)	(5)	(255)	(3)	(3)
Benefit payments	(1,137)	(1,119)	(1,083)	(1,093)	(1,136)

Net Flows	376	378	409	404	365
Net transfers from (to) separate account	—	—	—	—	—
Interest	148	152	150	157	157
Policy charges	—	—	—	—	—
Other	(279)	(325)	(347)	(275)	(325)

Balance, end of period	$13,484	$13,689	$13,901	$14,187	$14,384

SEPARATE ACCOUNT LIABILITIES
GROUP LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$433	$450	$411	$456	$491
Premiums and deposits	40	44	47	45	50
Surrenders and withdrawals	(9)	(8)	(8)	(14)	(10)
Benefit payments	(1)	—	—	(1)	—

Net Flows	30	36	39	30	40
Investment Performance	19	(40)	42	40	24
Net transfers from (to) general account	(1)	(2)	(1)	—	(2)
Policy charges	(31)	(33)	(35)	(35)	(37)
Other	—	—	—	—	—

Balance, end of period	$450	$411	$456	$491	$516

INDIVIDUAL LIFE
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$8,405	$8,682	$7,915	$8,576	$9,076
Premiums and deposits	208	197	193	190	193
Surrenders and withdrawals	(124)	(141)	(116)	(153)	(139)
Benefit payments	(8)	(9)	(10)	(9)	(12)

Net Flows	76	47	67	28	42
Investment Performance	374	(643)	764	652	413
Net transfers from (to) general account	(29)	(29)	(37)	(32)	(23)
Policy charges	(143)	(141)	(140)	(139)	(139)
Other	(1)	(1)	7	(9)	(1)

Balance, end of period	$8,682	$7,915	$8,576	$9,076	$9,368

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Direct and allocated expenses	$554	$570	$555	$593	$581
Pension and post-retirement benefit costs	51	52	52	52	51
Premium taxes, other taxes, and licenses & fees	69	78	76	81	71

Total fixed operating expenses	$674	$700	$683	$726	$703

Commissions and other variable expenses	318	331	315	333	322

Total other expenses	$992	$1,031	$998	$1,059	$1,025

INDIVIDUAL LIFE SALES BY PRODUCT (1)
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Individual Life Sales
Term Life	$33	$35	$32	$32	$30
Whole Life	29	29	28	29	27
Variable Life	9	10	9	8	9
Universal Life	41	44	48	61	57

Total Individual Life sales (2)	$112	$118	$117	$130	$123

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $123 million of Individual Life sales during the three months ended March 31, 2011, approximately 40% were distributed through MetLife agents, 12% through New England Financial agents, 44% through MetLife’s third party channels and 4% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Investment income yield	5.42%	5.32%	5.54%	5.40%	5.52%
Average crediting rate	2.15%	2.13%	2.08%	2.06%	2.01%

Annualized general account spread	3.27%	3.19%	3.46%	3.34%	3.51%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Investment income yield	6.28%	6.24%	6.30%	6.44%	6.72%
Average crediting rate	4.47%	4.43%	4.48%	4.63%	4.53%

Annualized general account spread (1)	1.81%	1.81%	1.82%	1.81%	2.19%

NON-MEDICAL HEALTH

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Investment income yield	5.95%	6.23%	5.96%	6.38%	6.19%
Average crediting rate	4.80%	4.80%	4.78%	4.72%	4.70%

Annualized general account spread	1.15%	1.43%	1.18%	1.66%	1.49%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$253	$250	$227	$145	$206	$253	$206
Universal life and investment-type product policy fees	465	509	500	550	586	465	586
Net investment income	852	842	856	845	786	852	786
Other revenues	49	54	56	61	75	49	75

Total operating revenues	1,619	1,655	1,639	1,601	1,653	1,619	1,653

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	407	422	378	280	375	407	375
Interest credited to policyholder account balances	406	405	394	407	393	406	393
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(234)	(262)	(270)	(301)	(317)	(234)	(317)
Amortization of DAC and VOBA	169	272	153	214	198	169	198
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	(1)	—	1	—
Other expenses	562	607	615	653	678	562	678

Total operating expenses	1,311	1,445	1,272	1,252	1,327	1,311	1,327

Operating earnings before provision for income tax	308	210	367	349	326	308	326
Provision for income tax expense (benefit)	107	74	129	121	114	107	114

Operating earnings	201	136	238	228	212	201	212
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$201	$136	$238	$228	$212	$201	$212

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$201	$136	$238	$228	$212	$201	$212

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	21	70	5	43	9	21	9
Net derivative gains (losses)	93	418	116	(392)	(7)	93	(7)
Universal life and investment-type product policy fees	48	52	54	56	58	48	58
Net investment income	(67)	(67)	(67)	(47)	(38)	(67)	(38)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(136)	209	(235)	(230)	(147)	(136)	(147)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	32	(272)	46	243	67	32	67
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	1	—	—	—
Provision for income tax (expense) benefit	4	(145)	28	109	20	4	20

Income (loss) from continuing operations, net of income tax	196	401	185	11	174	196	174
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	196	401	185	11	174	196	174
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	1	—	—	—

Net income (loss) attributable to MetLife, Inc.	196	401	185	10	174	196	174
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$196	$401	$185	$10	$174	$196	$174

Premiums, Fees and Other Revenues (Operating)	$767	$813	$783	$756	$867	$767	$867

Lapse Ratio

Fixed Annuities	6.8%	6.7%	6.3%	6.0%	6.2%
Variable Annuities	6.8%	6.8%	7.3%	7.3%	7.3%

(1)	In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(2)	In the first quarter of 2011, management realigned the reporting of NDGL related to certain income annuity products to better conform to the way it manages and assesses its business. These NDGL results, which were previously reported in the Corporate Benefit Funding segment, are now reported in the Retirement Products segment.

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$55,081	$54,965	$57,356	$57,485	$55,346
Premiums and deposits (1), (2)	1,738	1,828	2,038	1,775	1,745
Surrenders and withdrawals	(852)	(834)	(1,160)	(999)	(913)
Benefit payments	(496)	(488)	(480)	(469)	(496)

Net Flows	390	506	398	307	336
Net transfers from (to) separate account	(892)	(689)	(808)	(1,131)	(846)
Interest	559	561	547	560	545
Policy charges	(12)	(14)	(13)	(16)	(17)
Other	(161)	2,027	5	(1,859)	(391)

Balance, end of period	$54,965	$57,356	$57,485	$55,346	$54,973

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$87,157	$92,603	$87,367	$97,587	$107,335
Premiums and deposits (1)	3,004	3,348	3,312	3,978	4,564
Surrenders and withdrawals	(1,622)	(1,622)	(1,813)	(1,851)	(2,106)
Benefit payments	(179)	(193)	(183)	(205)	(206)

Net Flows	1,203	1,533	1,316	1,922	2,252
Investment Performance	3,758	(7,004)	8,549	7,191	4,664
Net transfers from (to) general account	892	689	808	1,131	846
Policy charges	(406)	(454)	(453)	(496)	(529)
Other	(1)	—	—	—	1

Balance, end of period	$92,603	$87,367	$97,587	$107,335	$114,569

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Direct and allocated expenses	$179	$189	$185	$180	$181
Pension and post-retirement benefit costs	21	22	21	21	20
Premium taxes, other taxes, and licenses & fees	7	8	8	6	7

Total fixed operating expenses	$207	$219	$214	$207	$208

Commissions and other variable expenses	355	388	401	446	470

Total other expenses	$562	$607	$615	$653	$678

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (in millions)	2010	2010	2010	2010	2011

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$488	$472	$472	$383	$362
Variable annuity sales	4,037	4,498	4,662	5,129	5,691

Total annuity sales (2)	$4,525	$4,970	$5,134	$5,512	$6,053

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,875	$3,218	$3,178	$3,809	$4,384

General Accounts
Fixed annuity	488	472	472	383	362
Variable annuity	1,162	1,280	1,484	1,320	1,307

Total general accounts	1,650	1,752	1,956	1,703	1,669

Total premiums and deposits	$4,525	$4,970	$5,134	$5,512	$6,053

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $6,053 million of Annuity Sales during the three months ended March 31, 2011, approximately 17% were distributed through MetLife agents, 5% through New England Financial agents, 68% through MetLife’s third party channels, 7% through MetLife Resources representatives, 2% through Retirement & Benefit Funding, and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Investment income yield	6.19%	6.07%	6.36%	6.47%	6.17%
Average crediting rate	3.75%	3.69%	3.68%	3.65%	3.58%

Annualized general account spread	2.44%	2.38%	2.68%	2.82%	2.59%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$671	$474	$402	$391	$291	$671	$291
Universal life and investment-type product policy fees	55	56	58	57	54	55	54
Net investment income	1,191	1,234	1,216	1,313	1,311	1,191	1,311
Other revenues	63	59	59	65	60	63	60

Total operating revenues	1,980	1,823	1,735	1,826	1,716	1,980	1,716

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,173	979	963	926	821	1,173	821
Interest credited to policyholder account balances	355	364	380	346	335	355	335
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(8)	(3)	(6)	(2)	(12)	(8)	(12)
Amortization of DAC and VOBA	4	4	4	4	5	4	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	3	2	1	2
Other expenses	116	117	113	114	119	116	119

Total operating expenses	1,641	1,462	1,455	1,391	1,270	1,641	1,270

Operating earnings before provision for income tax	339	361	280	435	446	339	446
Provision for income tax expense (benefit)	119	126	98	152	157	119	157

Operating earnings	220	235	182	283	289	220	289
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$220	$235	$182	$283	$289	$220	$289

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$220	$235	$182	$283	$289	$220	$289

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	41	16	54	65	12	41	12
Net derivative gains (losses)	(59)	129	(193)	(39)	(127)	(59)	(127)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	52	45	48	48	44	52	44
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(4)	(37)	(31)	30	8	(4)	8
Interest credited to policyholder account balances	3	(1)	(5)	(8)	(8)	3	(8)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	1	1	—	1	—	1	—
Provision for income tax (expense) benefit	(14)	(59)	46	(28)	25	(14)	25

Income (loss) from continuing operations, net of income tax	240	329	101	352	243	240	243
Income (loss) from discontinued operations, net of income tax	1	7	1	3	—	1	—

Net income (loss)	241	336	102	355	243	241	243
Less: Net income (loss) attributable to noncontrolling interest	—	1	—	1	—	—	—

Net income (loss) attributable to MetLife, Inc.	241	335	102	354	243	241	243
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$241	$335	$102	$354	$243	$241	$243

Premiums, Fees and Other Revenues (Operating)	$789	$589	$519	$513	$405	$789	$405

(1)	In the first quarter of 2011, management realigned the reporting of NDGL related to certain income annuity products to better conform to the way it manages and assesses its business. These NDGL results, which were previously reported in the Corporate Benefit Funding segment, are now reported in the Retirement Products segment.

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$92,899	$95,796	$95,475	$97,929	$96,960
Premiums and deposits	11,588	12,013	12,351	13,947	16,668
Surrenders and withdrawals	(8,851)	(13,432)	(11,707)	(13,124)	(14,789)
Benefit payments	(683)	(702)	(774)	(707)	(713)

Net Flows	2,054	(2,121)	(130)	116	1,166
Net transfers from (to) separate account	16	(59)	(98)	(12)	(4)
Interest	972	984	1,002	982	970
Policy charges	(32)	(34)	(30)	(25)	(34)
Other	(113)	909	1,710	(2,030)	(369)

Balance, end of period	$95,796	$95,475	$97,929	$96,960	$98,689

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Balance, beginning of period	$45,688	$48,781	$49,885	$56,670	$56,571
Premiums and deposits	2,061	1,240	4,835	1,811	4,177
Surrenders and withdrawals	(1,504)	(1,250)	(1,637)	(1,189)	(1,255)
Benefit payments	(10)	(17)	(9)	(15)	(68)

Net Flows	547	(27)	3,189	607	2,854
Investment Performance	1,046	505	2,062	205	758
Net transfers from (to) general account	(16)	59	98	12	4
Policy charges	(61)	(50)	(57)	(61)	(67)
Other	1,577	617	1,493	(862)	884

Balance, end of period	$48,781	$49,885	$56,670	$56,571	$61,004

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Direct and allocated expenses	$49	$64	$54	$65	$64
Pension and post-retirement benefit costs	10	11	12	11	11
Premium taxes, other taxes, and licenses & fees	3	5	5	1	6

Total fixed operating expenses	$62	$80	$71	$77	$81

Commissions and other variable expenses	54	37	42	37	38

Total other expenses	$116	$117	$113	$114	$119

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2010	2010	2010	2010	2011

Investment income yield	5.04%	5.16%	5.19%	5.39%	5.31%
Average crediting rate	4.00%	4.04%	4.16%	3.83%	3.74%

Annualized general account spread	1.04%	1.12%	1.03%	1.56%	1.57%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$714	$723	$740	$746	$735	$714	$735
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	53	52	51	53	53	53	53
Other revenues	(2)	8	8	8	8	(2)	8

Total operating revenues	765	783	799	807	796	765	796

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	494	506	506	515	532	494	532
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(104)	(117)	(118)	(109)	(105)	(104)	(105)
Amortization of DAC and VOBA	107	111	110	111	109	107	109
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	179	193	200	197	193	179	193

Total operating expenses	676	693	698	714	729	676	729

Operating earnings before provision for income tax	89	90	101	93	67	89	67
Provision for income tax expense (benefit)	17	17	20	19	10	17	10

Operating earnings	72	73	81	74	57	72	57
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$72	$73	$81	$74	$57	$72	$57

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$72	$73	$81	$74	$57	$72	$57

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(1)	1	(3)	(4)	—	(1)	—
Net derivative gains (losses)	—	(3)	(4)	6	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	1	2	—	—	—	—

Income (loss) from continuing operations, net of income tax	71	72	76	76	57	71	57
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	71	72	76	76	57	71	57
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	71	72	76	76	57	71	57
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$71	$72	$76	$76	$57	$71	$57

Premiums, Fees and Other Revenues (Operating)	$712	$731	$748	$754	$743	$712	$743

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$484	$489	$500	$500	$493	$484	$493
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	34	34	32	35	34	34	34
Other revenues	4	5	5	5	5	4	5

Total operating revenues	522	528	537	540	532	522	532

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	336	320	355	375	329	336	329
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(68)	(76)	(78)	(69)	(69)	(68)	(69)
Amortization of DAC and VOBA	69	74	74	70	68	69	68
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	120	127	130	129	128	120	128

Total operating expenses	457	445	481	505	456	457	456

Operating earnings before provision for income tax	65	83	56	35	76	65	76
Provision for income tax expense (benefit)	13	21	10	3	18	13	18

Operating earnings	52	62	46	32	58	52	58
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$52	$62	$46	$32	$58	$52	$58

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$52	$62	$46	$32	$58	$52	$58

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(1)	1	(2)	(3)	—	(1)	—
Net derivative gains (losses)	—	(2)	(2)	3	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	1	1	—	—	—	—

Income (loss) from continuing operations, net of income tax	51	62	43	32	58	51	58
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	51	62	43	32	58	51	58
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	51	62	43	32	58	51	58
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$62	$43	$32	$58	$51	$58

Premiums, Fees and Other Revenues (Operating)	$488	$494	$505	$505	$498	$488	$498

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums (1)	$230	$234	$240	$246	$242	$230	$242
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	19	18	19	18	19	19	19
Other revenues	(6)	3	3	3	3	(6)	3

Total operating revenues	243	255	262	267	264	243	264

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	158	186	151	140	203	158	203
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(36)	(41)	(40)	(40)	(36)	(36)	(36)
Amortization of DAC and VOBA	38	37	36	41	41	38	41
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	59	66	70	68	65	59	65

Total operating expenses	219	248	217	209	273	219	273

Operating earnings before provision for income tax	24	7	45	58	(9)	24	(9)
Provision for income tax expense (benefit)	4	(4)	10	16	(8)	4	(8)

Operating earnings	20	11	35	42	(1)	20	(1)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$20	$11	$35	$42	$(1)	$20	$(1)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$20	$11	$35	$42	$(1)	$20	$(1)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	—	(1)	(1)	—	—	—
Net derivative gains (losses)	—	(1)	(2)	3	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	—	1	—	—	—	—

Income (loss) from continuing operations, net of income tax	20	10	33	44	(1)	20	(1)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	20	10	33	44	(1)	20	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	20	10	33	44	(1)	20	(1)
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$20	$10	$33	$44	$(1)	$20	$(1)

Premiums, Fees and Other Revenues (Operating)	$224	$237	$243	$249	$245	$224	$245

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011

Net Written Premiums by Product
Automobile	$486	$509	$513	$489	$496
Homeowners	190	242	254	229	201
Other	21	13	13	11	22

Total	$697	$764	$780	$729	$719

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	69.5%	69.8%	68.3%	69.1%	72.5%
Policyholder benefits and dividends	(0.3%)	0.1%	0.0%	0.1%	0.1%
Other expense ratio	25.5%	26.0%	25.9%	26.6%	26.5%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	94.1%	95.3%	93.6%	95.2%	98.5%
Effect of catastrophe losses	5.3%	9.8%	5.4%	5.2%	6.2%

Combined ratio excluding catastrophes	88.8%	85.5%	88.2%	90.0%	92.3%

Auto
Loss and loss adjustment expense ratio	69.8%	65.3%	71.0%	74.7%	66.8%
Policyholder benefits and dividends	(0.3%)	0.1%	0.0%	0.1%	0.1%
Other expense ratio	25.0%	25.6%	25.1%	26.2%	25.6%
Payment fees credit	(0.7%)	(0.7%)	(0.6%)	(0.6%)	(0.7%)

Total combined ratio	93.8%	90.3%	95.5%	100.4%	91.8%
Effect of catastrophe losses	0.5%	1.8%	0.7%	1.1%	(0.1%)

Combined ratio excluding catastrophes	93.3%	88.5%	94.8%	99.3%	91.9%

Homeowners & Other
Loss and loss adjustment expense ratio	68.7%	79.3%	62.6%	57.4%	84.0%
Policyholder benefits and dividends	(0.3%)	0.1%	0.0%	0.1%	0.1%
Other expense ratio	26.7%	26.8%	27.5%	27.3%	28.5%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	94.7%	105.8%	89.7%	84.4%	112.2%
Effect of catastrophe losses	15.3%	26.6%	15.4%	13.5%	19.0%

Combined ratio excluding catastrophes	79.4%	79.2%	74.3%	70.9%	93.2%

Pre-Tax Catastrophe Losses
Auto	$3	$8	$3	$6	$—
Homeowners & Other	35	63	37	33	46

Total	$38	$71	$40	$39	$46

INTERNATIONAL
JAPAN
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$—	$—	$499	$1,517	$—	$1,517
Universal life and investment-type product policy fees	—	—	—	55	194	—	194
Net investment income	—	—	—	145	439	—	439
Other revenues	—	—	—	7	9	—	9

Total operating revenues	—	—	—	706	2,159	—	2,159

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	—	—	309	949	—	949
Interest credited to policyholder account balances	—	—	—	123	369	—	369
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	(149)	(522)	—	(522)
Amortization of DAC and VOBA	—	—	—	82	292	—	292
Amortization of negative VOBA	—	—	—	(49)	(146)	—	(146)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	244	770	—	770

Total operating expenses	—	—	—	560	1,712	—	1,712

Operating earnings before provision for income tax	—	—	—	146	447	—	447
Provision for income tax expense (benefit)	—	—	—	52	157	—	157

Operating earnings	—	—	—	94	290	—	290
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$—	$—	$—	$94	$290	$—	$290

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$—	$—	$—	$94	$290	$—	$290

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	—	—	(9)	(47)	—	(47)
Net derivative gains (losses)	—	—	—	(144)	(8)	—	(8)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	116	259	—	259
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	5	(8)	—	(8)
Interest credited to policyholder account balances	—	—	—	(116)	(259)	—	(259)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	7	19	—	19
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	—	—	49	16	—	16

Income (loss) from continuing operations, net of income tax	—	—	—	2	262	—	262
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	—	—	—	2	262	—	262
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	—	—	—	2	262	—	262
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$—	$—	$—	$2	$262	$—	$262

Premiums, Fees and Other Revenues (Operating)	$—	$—	$—	$561	$1,720	$—	$1,720

(1)	In the first quarter of 2011, the Company began reporting the results of its international operations as two separate segments to reflect a change in the manner in which the financial results are reviewed and evaluated by executive management. The assets, liabilities and the operating results relating to the acquisition of ALICO are included in Japan and Other International Regions segments. The Japan segment is comprised of the business acquired in the acquisition of ALICO. Prior period results have been adjusted to conform to this new presentation of segments.

INTERNATIONAL
OTHER INTERNATIONAL REGIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$827	$817	$878	$1,103	$1,611	$827	$1,611
Universal life and investment-type product policy fees	289	312	301	363	436	289	436
Net investment income	428	274	451	313	421	428	421
Other revenues	1	4	7	16	33	1	33

Total operating revenues	1,545	1,407	1,637	1,795	2,501	1,545	2,501

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	765	751	763	774	1,102	765	1,102
Interest credited to policyholder account balances	150	41	242	121	143	150	143
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(181)	(157)	(168)	(269)	(397)	(181)	(397)
Amortization of DAC and VOBA	100	109	104	177	288	100	288
Amortization of negative VOBA	—	—	—	(8)	(18)	—	(18)
Interest expense on debt	1	2	(1)	1	2	1	2
Other expenses	506	477	506	744	1,002	506	1,002

Total operating expenses	1,341	1,223	1,446	1,540	2,122	1,341	2,122

Operating earnings before provision for income tax	204	184	191	255	379	204	379
Provision for income tax expense (benefit)	57	42	2	47	102	57	102

Operating earnings	147	142	189	208	277	147	277
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$147	$142	$189	$208	$277	$147	$277

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$147	$142	$189	$208	$277	$147	$277

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(34)	5	(239)	(12)	(112)	(34)	(112)
Net derivative gains (losses)	6	260	(109)	(504)	76	6	76
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(13)	(111)	(11)	63	133	(13)	133
Other revenues	—	—	—	—	(1)	—	(1)
Policyholder benefits and claims and policyholder dividends	(19)	(114)	(138)	7	(10)	(19)	(10)
Interest credited to policyholder account balances	—	—	—	(95)	(176)	—	(176)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(3)	(8)	4	(1)	1	(3)	1
Provision for income tax (expense) benefit	24	(106)	169	138	17	24	17

Income (loss) from continuing operations, net of income tax	108	68	(135)	(196)	205	108	205
Income (loss) from discontinued operations, net of income tax	3	4	2	13	(61)	3	(61)

Net income (loss)	111	72	(133)	(183)	144	111	144
Less: Net income (loss) attributable to noncontrolling interest	(2)	(8)	4	1	7	(2)	7

Net income (loss) attributable to MetLife, Inc.	113	80	(137)	(184)	137	113	137
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$113	$80	$(137)	$(184)	$137	$113	$137

Premiums, Fees and Other Revenues (Operating)	$1,117	$1,133	$1,186	$1,482	$2,080	$1,117	$2,080

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the consolidated statements of operating earnings available to common shareholders and consolidated balance sheets.

(2)	In the first quarter of 2011, the Company began reporting the results from its international operations as two separate segments to reflect a change in the manner in which the financial results are reviewed and evaluated by executive management. The assets, liabilities and the operating results relating to the acquisition of ALICO are included in Japan and Other International Regions segments. Prior period results have been adjusted to conform to this new presentation of segments.

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$3	$3	$5	$2	$—	$2
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	243	223	225	301	330	243	330
Other revenues	213	231	309	291	182	213	182

Total operating revenues	456	457	537	597	514	456	514

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(5)	(2)	(4)	(3)	2	(5)	2
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	39	36	33	29	23	39	23
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	(1)	2	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	261	262	292	311	319	261	319
Other expenses	274	273	278	330	311	274	311

Total operating expenses	569	569	598	669	655	569	655

Operating earnings before provision for income tax	(113)	(112)	(61)	(72)	(141)	(113)	(141)
Provision for income tax expense (benefit)	(69)	(102)	(14)	(115)	(114)	(69)	(114)

Operating earnings	(44)	(10)	(47)	43	(27)	(44)	(27)
Preferred stock dividends	30	31	30	31	30	30	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(74)	$(41)	$(77)	$12	$(57)	$(74)	$(57)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(44)	$(10)	$(47)	$43	$(27)	$(44)	$(27)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(8)	(102)	(228)	(192)	2	(8)	2
Net derivative gains (losses)	(19)	72	(140)	26	(80)	(19)	(80)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	114	111	120	104	98	114	98
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(106)	(103)	(103)	(99)	(92)	(106)	(92)
Other expenses	(28)	(41)	(46)	(101)	(63)	(28)	(63)
Provision for income tax (expense) benefit	17	24	136	77	44	17	44

Income (loss) from continuing operations, net of income tax	(74)	(49)	(308)	(142)	(118)	(74)	(118)
Income (loss) from discontinued operations, net of income tax	—	—	(3)	—	—	—	—

Net income (loss)	(74)	(49)	(311)	(142)	(118)	(74)	(118)
Less: Net income (loss) attributable to noncontrolling interest	1	(3)	—	—	—	1	—

Net income (loss) attributable to MetLife, Inc.	(75)	(46)	(311)	(142)	(118)	(75)	(118)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Less: Preferred stock redemption premium	—	—	—	—	146	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(105)	$(77)	$(341)	$(173)	$(294)	$(105)	$(294)

Premiums, Fees and Other Revenues (Operating)	$213	$234	$312	$296	$184	$213	$184

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	108	113	117	128	121	108	121
Other revenues	191	224	293	227	154	191	154

Total operating revenues	299	337	410	355	275	299	275

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	39	36	33	29	23	39	23
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	12	12	17	22	22	12	22
Other expenses	160	179	193	246	212	160	212

Total operating expenses	211	227	243	297	257	211	257

Operating earnings before provision for income tax	88	110	167	58	18	88	18
Provision for income tax expense (benefit)	35	43	66	12	7	35	7

Operating earnings	53	67	101	46	11	53	11
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$53	$67	$101	$46	$11	$53	$11

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$53	$67	$101	$46	$11	$53	$11

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(5)	(7)	(18)	(6)	(3)	(5)	(3)
Net derivative gains (losses)	(7)	(32)	(9)	7	(2)	(7)	(2)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	1	(1)	—	—	—	—
Provision for income tax (expense) benefit	5	15	11	(3)	2	5	2

Income (loss) from continuing operations, net of income tax	46	44	84	44	8	46	8
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	46	44	84	44	8	46	8
Less: Net income (loss) attributable to noncontrolling interest	—	1	(1)	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	46	43	85	44	8	46	8
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$43	$85	$44	$8	$46	$8

Premiums, Fees and Other Revenues (Operating)	$191	$224	$293	$227	$154	$191	$154

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

OPERATING REVENUES
Premiums	$—	$3	$3	$5	$2	$—	$2
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	135	110	108	173	209	135	209
Other revenues	22	7	16	64	28	22	28

Total operating revenues	157	120	127	242	239	157	239

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(5)	(2)	(4)	(3)	2	(5)	2
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	(1)	2	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	249	250	275	289	297	249	297
Other expenses	114	94	85	84	99	114	99

Total operating expenses	358	342	355	372	398	358	398

Operating earnings before provision for income tax	(201)	(222)	(228)	(130)	(159)	(201)	(159)
Provision for income tax expense (benefit)	(104)	(145)	(80)	(127)	(121)	(104)	(121)

Operating earnings	(97)	(77)	(148)	(3)	(38)	(97)	(38)
Preferred stock dividends	30	31	30	31	30	30	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(127)	$(108)	$(178)	$(34)	$(68)	$(127)	$(68)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(97)	$(77)	$(148)	$(3)	$(38)	$(97)	$(38)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(3)	(95)	(210)	(186)	5	(3)	5
Net derivative gains (losses)	(12)	104	(131)	19	(78)	(12)	(78)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	114	111	120	104	98	114	98
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(106)	(103)	(103)	(99)	(92)	(106)	(92)
Other expenses	(28)	(42)	(45)	(101)	(63)	(28)	(63)
Provision for income tax (expense) benefit	12	9	125	80	42	12	42

Income (loss) from continuing operations, net of income tax	(120)	(93)	(392)	(186)	(126)	(120)	(126)
Income (loss) from discontinued operations, net of income tax	—	—	(3)	—	—	—	—

Net income (loss)	(120)	(93)	(395)	(186)	(126)	(120)	(126)
Less: Net income (loss) attributable to noncontrolling interest	1	(4)	1	—	—	1	—

Net income (loss) attributable to MetLife, Inc.	(121)	(89)	(396)	(186)	(126)	(121)	(126)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Less: Preferred stock redemption premium	—	—	—	—	146	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(151)	$(120)	$(426)	$(217)	$(302)	$(151)	$(302)

Premiums, Fees and Other Revenues (Operating)	$22	$10	$19	$69	$30	$22	$30

BANKING, CORPORATE & OTHER — BANKING (1)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2010	2010	2010	2010	2011	2010	2011

The following supplemental information for MetLife Bank is presented in accordance with the quarterly call report regulatory filing:

Income Statement
Net interest income, net of interest expense	$58	$64	$67	$79	$79	$58	$79
Provision for credit losses	(4)	—	(11)	(3)	2	(4)	2
Non interest income	185	192	281	233	148	185	148
Non interest expense	(163)	(185)	(197)	(250)	(216)	(163)	(216)

Income before taxes	76	71	140	59	13	76	13
Income tax expense	30	28	55	15	5	30	5

Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$43	$85	$44	$8	$46	$8

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,104	$2,113	$2,320	$2,435	$2,541
Consumer	938	1,194	1,289	1,532	1,698
Agriculture	174	189	215	205	189

Total Loans	3,216	3,496	3,824	4,172	4,428

Allowance for Loan Losses	(73)	(71)	(62)	(65)	(62)

Total Loans Held-for-Investments (Net)	$3,143	$3,425	$3,762	$4,107	$4,366

Net Charge-offs	$24	$1	$20	$1	$1	$24	$1

Loans Held-for-Sale	$2,003	$2,629	$2,837	$3,321	$2,435

Total Assets	$13,573	$14,549	$16,576	$16,310	$15,583

Total Deposits	$10,032	$9,790	$9,362	$10,317	$9,313

Key Ratios & Statistics

Tier 1 Common Equity	$947	$1,011	$1,093	$1,113	$1,113
Tier 1 Capital	$948	$1,013	$1,093	$1,163	$1,163
Risk Weighted Assets	$6,909	$7,221	$8,069	$8,209	$7,922

Tier 1 Common Equity Ratio	13.71%	14.00%	13.54%	13.56%	14.05%
Tier 1 Capital Ratio	13.73%	14.03%	13.54%	14.16%	14.68%
Total Capital Ratio	14.83%	15.06%	14.34%	15.00%	15.51%
Tier 1 Leverage Ratio	7.05%	7.38%	7.27%	7.14%	7.43%

Net Interest Margin	1.91%	2.02%	1.94%	2.07%	2.21%	1.91%	2.21%

Allowance / Total Loans	2.27%	2.04%	1.63%	1.57%	1.40%
Allowance / Non Performing Assets	162.00%	176.00%	144.00%	148.00%	128.00%

(1)	All amounts on this page relate to MetLife Bank only.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS (1)

	At or For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Fixed Maturity Securities
Yield (2)	5.74%	5.34%	5.81%	5.31%	4.91%
Investment income (3), (4)	$3,114	$2,939	$3,236	$3,278	$3,693
Investment gains (losses) (4)	(66)	(127)	(65)	3	(163)
Ending carrying value (3), (4)	240,314	247,098	261,988	325,391	334,409

Mortgage Loans
Yield (2)	5.40%	5.55%	5.54%	5.55%	5.54%
Investment income (4), (5)	672	694	712	743	759
Investment gains (losses) (4)	(28)	11	37	2	47
Ending carrying value (4)	50,291	51,070	52,770	55,457	55,061

Real Estate and Real Estate Joint Ventures
Yield (2)	(2.11%)	3.15%	2.80%	0.59%	2.83%
Investment income	(36)	54	48	11	57
Investment gains (losses) (4)	(22)	(17)	(1)	—	29
Ending carrying value	6,866	6,841	6,990	8,030	8,042

Policy Loans
Yield (2)	7.05%	6.26%	6.19%	6.04%	5.42%
Investment income	176	157	155	161	160
Ending carrying value	10,015	10,047	10,089	11,761	11,872

Equity Securities
Yield (2)	3.39%	5.37%	2.75%	6.01%	3.45%
Investment income	25	39	19	45	30
Investment gains (losses)	27	74	(1)	4	36
Ending carrying value	3,062	2,738	2,861	3,602	3,584

Other Limited Partnership Interests
Yield (2)	18.85%	11.13%	11.48%	18.49%	15.14%
Investment income	265	161	170	283	243
Investment gains (losses)	(1)	(10)	(4)	(3)	3
Ending carrying value	5,753	5,856	5,948	6,416	6,409

Cash and Short-term Investments
Yield (2)	0.38%	0.36%	0.42%	0.63%	0.94%
Investment income	13	15	20	33	43
Investment gains (losses)	1	—	—	1	—
Ending carrying value (4)	17,066	20,341	26,019	22,302	19,455

Other Invested Assets (6)
Investment income	154	166	75	97	12
Investment gains (losses) (4)	58	17	(67)	(16)	4
Ending carrying value	12,314	15,571	16,558	15,430	13,693

Total Investments
Investment income yield (2)	5.54%	5.24%	5.32%	5.14%	4.81%
Investment fees and expenses yield	(0.14)	(0.13)	(0.15)	(0.14)	(0.12)

Net Investment Income Yield (2), (4)	5.40%	5.11%	5.17%	5.00%	4.69%

Investment income	4,383	4,225	4,435	4,651	4,997
Investment fees and expenses	(112)	(105)	(121)	(127)	(128)

Net Investment Income (4)	$4,271	$4,120	$4,314	$4,524	$4,869

Ending Carrying Value (4)	$345,681	$359,562	$383,223	$448,389	$452,525

Gross investment gains	$274	$413	$212	$301	$290
Gross investment losses	(156)	(293)	(215)	(184)	(243)
Writedowns	(149)	(172)	(98)	(126)	(91)

Investment Portfolio Gains (Losses) (4)	(31)	(52)	(101)	(9)	(44)
Investment portfolio gains (losses) income tax benefit (provision)	8	11	29	5	15

Investment Portfolio Gains (Losses), Net of Income Tax	$(23)	$(41)	$(72)	$(4)	$(29)

Derivative Gains (Losses) (4)	$(10)	$1,322	$(311)	$(1,615)	$(386)
Derivative gains (losses) income tax benefit (provision)	11	(540)	121	568	132

Derivative Gains (Losses), Net of Income Tax	$1	$782	$(190)	$(1,047)	$(254)

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Investment Portfolio Results By Asset Category and Annualized Yields.

(2)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”); and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(3)	Fixed maturity securities includes $2,765 million, $2,901 million, $3,756 million, $594 million and $745 million in ending carrying value, and $79 million, ($56) million, $194 million, $17 million and $28 million of investment income related to trading and other securities at or for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011 respectively.

(4)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million and $18,459 million at December 31, 2010 and March 31, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million, $231 million, $201 million and $161 million, mortgage loans of $7,065 million, $7,107 million, $7,093 million, $6,840 million and $6,771 million and cash and short-term investments of $38 million, $27 million, $47 million, $39 million and $59 million at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011

Investment portfolio gains (losses) — in above yield table	$(31)	$(52)	$(101)	$(9)	$(44)
Real estate discontinued operations	—	(10)	—	(4)	(28)
Net investment gains (losses) related to CSEs	10	(2)	16	(18)	25
Other gains (losses) reported in net investment gains (losses) on GAAP basis	53	50	(257)	(53)	(52)

Net investment gains (losses) — GAAP basis	$32	$(14)	$(342)	$(84)	$(99)

	For the Three Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011

Derivative gains (losses) — in above yield table	$(10)	$1,322	$(311)	$(1,615)	$(386)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	49	61	62	36	39
Equity method operating joint ventures	5	97	—	28	23
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	1	5	8	8
Settlement of foreign currency earnings hedges	—	—	—	—	1

Net derivative gains (losses) — GAAP basis	$41	$1,481	$(244)	$(1,543)	$(315)

(5)	Investment income includes prepayment fees.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS (1)

	At or For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Fixed Maturity Securities
Yield (2)	5.74%	5.54%	5.63%	5.54%	4.91%
Investment income (3), (4)	$3,114	$6,053	$9,289	$12,567	$3,693
Investment gains (losses) (4)	(66)	(193)	(258)	(255)	(163)
Ending carrying value (3), (4)	240,314	247,098	261,988	325,391	334,409

Mortgage Loans
Yield (2)	5.40%	5.48%	5.50%	5.51%	5.54%
Investment income (4), (5)	672	1,366	2,078	2,821	759
Investment gains (losses) (4)	(28)	(17)	20	22	47
Ending carrying value (4)	50,291	51,070	52,770	55,457	55,061

Real Estate and Real Estate Joint Ventures
Yield (2)	(2.11%)	0.52%	1.28%	1.10%	2.83%
Investment income	(36)	18	66	77	57
Investment gains (losses) (4)	(22)	(39)	(40)	(40)	29
Ending carrying value	6,866	6,841	6,990	8,030	8,042

Policy Loans
Yield (2)	7.05%	6.66%	6.50%	6.38%	5.42%
Investment income	176	333	488	649	160
Ending carrying value	10,015	10,047	10,089	11,761	11,872

Equity Securities
Yield (2)	3.39%	4.36%	3.84%	4.40%	3.45%
Investment income	25	64	83	128	30
Investment gains (losses)	27	101	100	104	36
Ending carrying value	3,062	2,738	2,861	3,602	3,584

Other Limited Partnership Interests
Yield (2)	18.85%	14.93%	13.75%	14.99%	15.14%
Investment income	265	426	596	879	243
Investment gains (losses)	(1)	(11)	(15)	(18)	3
Ending carrying value	5,753	5,856	5,948	6,416	6,409

Cash and Short-term Investments
Yield (2)	0.38%	0.37%	0.39%	0.46%	0.94%
Investment income	13	28	48	81	43
Investment gains (losses)	1	1	1	2	—
Ending carrying value (4)	17,066	20,341	26,019	22,302	19,455

Other Invested Assets (6)
Investment income	154	320	395	492	12
Investment gains (losses) (4)	58	75	8	(8)	4
Ending carrying value	12,314	15,571	16,558	15,430	13,693

Total Investments
Investment income yield (2)	5.54%	5.39%	5.36%	5.30%	4.81%
Investment fees and expenses yield	(0.14)	(0.14)	(0.14)	(0.14)	(0.12)

Net Investment Income Yield (2), (4)	5.40%	5.25%	5.22%	5.16%	4.69%

Investment income	4,383	8,608	13,043	17,694	4,997
Investment fees and expenses	(112)	(217)	(338)	(465)	(128)

Net Investment Income (4)	$4,271	$8,391	$12,705	$17,229	$4,869

Ending Carrying Value (4)	$345,681	$359,562	$383,223	$448,389	$452,525

Gross investment gains	$274	$687	$899	$1,200	$290
Gross investment losses	(156)	(449)	(664)	(848)	(243)
Writedowns	(149)	(321)	(419)	(545)	(91)

Investment Portfolio Gains (Losses) (4)	(31)	(83)	(184)	(193)	(44)
Investment portfolio gains (losses) income tax benefit (provision)	8	19	48	53	15

Investment Portfolio Gains (Losses), Net of Income Tax	$(23)	$(64)	$(136)	$(140)	$(29)

Derivative Gains (Losses) (4)	$(10)	$1,312	$1,001	$(614)	$(386)
Derivative gains (losses) income tax benefit (provision)	11	(529)	(408)	160	132

Derivative Gains (Losses), Net of Income Tax	$1	$783	$593	$(454)	$(254)

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Investment Portfolio Results By Asset Category and Annualized Yields.

(2)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as CSEs; and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(3)	Fixed maturity securities includes $2,765 million, $2,901 million, $3,756 million, $594 million and $745 million in ending carrying value, and $79 million, $23 million, $217 million, $234 million and $28 million of investment income related to trading and other securities at or for the year-to-date period ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

(4)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million and $18,459 million at December 31, 2010 and March 31, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million, $231 million, $201 million and $161 million, mortgage loans of $7,065 million, $7,107 million, $7,093 million, $6,840 million and $6,771 million and cash and short-term investments of $38 million, $27 million, $47 million, $39 million and $59 million at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011

Investment portfolio gains (losses) — in above yield table	$(31)	$(83)	$(184)	$(193)	$(44)
Real estate discontinued operations	—	(10)	(10)	(14)	(28)
Net investment gains (losses) related to certain CSEs	10	8	24	6	25
Other gains (losses) reported in net investment gains (losses) on GAAP basis	53	103	(154)	(207)	(52)

Net investment gains (losses) — GAAP basis	$32	$18	$(324)	$(408)	$(99)

	For the Year-to-Date Period Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011

Derivative gains (losses) — in above yield table	$(10)	$1,312	$1,001	$(614)	$(386)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	49	110	172	208	39
Equity method operating joint ventures	5	102	102	130	23
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	(2)	3	11	8
Settlement of foreign currency earnings hedges	—	—	—	—	1

Net derivative gains (losses) — GAAP basis	$41	$1,522	$1,278	$(265)	$(315)

(5)	Investment income includes prepayment fees.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1), (2)

	March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,218	51.3%	$3,058	46.2%	$2,028	44.3%	$4,268	64.9%	$4,806	72.8%
20% or more for less than six months	480	5.9%	595	9.0%	285	6.2%	368	5.6%	446	6.8%
20% or more for six months or greater	3,521	42.8%	2,964	44.8%	2,267	49.5%	1,944	29.5%	1,344	20.4%

Total Gross Unrealized Losses	$8,219	100.0%	$6,617	100.0%	$4,580	100.0%	$6,580	100.0%	$6,596	100.0%

Total Gross Unrealized Gains	$9,617		$13,917		$19,264		$13,760		$13,208

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1), (2)

	March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$84	34.0%	$65	20.3%	$66	28.9%	$71	29.5%	$74	34.9%
20% or more for less than six months	35	14.2%	129	40.3%	25	11.0%	22	9.1%	18	8.5%
20% or more for six months or greater	128	51.8%	126	39.4%	137	60.1%	148	61.4%	120	56.6%

Total Gross Unrealized Losses	$247	100.0%	$320	100.0%	$228	100.0%	$241	100.0%	$212	100.0%

Total Gross Unrealized Gains	$207		$105		$157		$222		$283

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

(2)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Gross Unrealized Gains and Losses Aging Schedules for Fixed Maturities and Equity Securities Available-For-Sale.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION (1)

		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$73,490	30.9%	$76,164	31.2%	$80,266	31.1%	$91,772	28.3%	$93,549	28.0%
Foreign corporate securities		39,882	16.8%	40,609	16.6%	44,723	17.3%	67,888	20.9%	68,697	20.6%
Foreign government securities		12,023	5.1%	12,355	5.1%	13,519	5.2%	42,002	12.9%	45,189	13.6%
Residential mortgage-backed securities		42,980	18.1%	42,750	17.5%	45,900	17.9%	44,733	13.8%	45,007	13.5%
U.S. Treasury and agency securities		30,741	12.9%	32,862	13.5%	34,360	13.3%	33,304	10.2%	35,479	10.6%
Commercial mortgage-backed securities		16,495	6.9%	15,984	6.5%	15,533	6.0%	20,675	6.4%	19,785	5.9%
Asset-backed securities		13,882	5.9%	14,410	5.9%	14,300	5.5%	14,287	4.4%	14,990	4.5%
State and political subdivision securities		8,039	3.4%	9,048	3.7%	9,614	3.7%	10,129	3.1%	10,961	3.3%
Other fixed maturity securities		17	0.0%	15	0.0%	17	0.0%	7	0.0%	7	0.0%

Total fixed maturity securities available-for-sale		$237,549	100.0%	$244,197	100.0%	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%

NAIC RATING	RATING AGENCY DESIGNATION
1	Aaa / Aa / A	$158,136	66.6%	$162,305	66.5%	$170,900	66.2%	$231,198	71.2%	$236,943	71.0%
2	Baa	58,952	24.8%	61,112	25.0%	65,900	25.5%	68,729	21.2%	71,582	21.5%
3	Ba	12,101	5.1%	12,768	5.2%	13,284	5.2%	15,290	4.7%	15,428	4.6%
4	B	6,930	2.9%	6,918	2.8%	7,014	2.7%	8,308	2.6%	8,391	2.5%
5	Caa and lower	1,279	0.5%	910	0.4%	836	0.3%	1,142	0.3%	1,172	0.4%
6	In or near default	151	0.1%	184	0.1%	298	0.1%	130	0.0%	148	0.0%

Total fixed maturity securities available-for-sale (2)		$237,549	100.0%	$244,197	100.0%	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Summary of Fixed Maturity Securities Available-For-Sale By Sector and Quality Distribution.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by the Company’s insurance subsidiaries that file NAIC statutory financial statements are based on final ratings from revised NAIC rating methodologies which became effective December 31, 2009 (for residential mortgage-backed securities, including residential mortgage-backed securities backed by sub-prime mortgage loans reported within asset-backed securities) and December 31, 2010 (for commercial mortgage-backed securities and all other asset-backed securities). These final NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Traditional (3), (4)	$4,161	$4,114	$4,223	$5,171	$5,611
Real estate joint ventures and funds	2,569	2,576	2,624	2,707	2,266
Subtotal	6,730	6,690	6,847	7,878	7,877
Foreclosed	136	151	143	152	165

Total Real Estate and Real Estate Joint Ventures (4)	$6,866	$6,841	$6,990	$8,030	$8,042

(3)	Includes wholly-owned real estate and operating real estate joint ventures.

(4)	Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGE LOANS (1)

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011

Commercial mortgage loans	$35,348	$35,040	$36,088	$37,818	$38,087
Agricultural mortgage loans	12,203	12,380	12,598	12,751	12,761
Residential mortgage loans	1,488	1,734	1,910	2,231	2,399
Mortgage loans held-for-sale	2,003	2,650	2,840	3,321	2,435

Total Mortgage Loans	51,042	51,804	53,436	56,121	55,682
Valuation allowances	(751)	(734)	(666)	(664)	(621)

Total Mortgage Loans, Net (2)	$50,291	$51,070	$52,770	$55,457	$55,061

(1)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Summary of Mortgage Loans.

(2)	Balance excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 34, note 4, for the amount excluded for each period presented.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE (3)

	March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010		March 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,658	24.5%	$8,506	24.3%	$8,653	24.0%	$8,974	23.7%	$8,329	21.9%
South Atlantic	7,547	21.3%	7,608	21.7%	7,756	21.5%	8,016	21.2%	8,035	21.1%
Middle Atlantic	6,174	17.5%	6,085	17.4%	6,405	17.7%	6,484	17.1%	6,674	17.5%
International	3,732	10.6%	3,618	10.3%	3,597	10.0%	4,214	11.1%	4,773	12.5%
West South Central	2,915	8.2%	3,012	8.6%	2,971	8.2%	3,266	8.6%	3,336	8.8%
East North Central	2,558	7.2%	2,504	7.1%	3,005	8.4%	3,066	8.1%	2,926	7.7%
New England	1,427	4.0%	1,423	4.1%	1,422	3.9%	1,531	4.1%	1,730	4.5%
Mountain	944	2.7%	907	2.6%	906	2.5%	884	2.3%	915	2.4%
West North Central	664	1.9%	663	1.9%	660	1.8%	666	1.8%	654	1.7%
East South Central	448	1.3%	460	1.3%	459	1.3%	461	1.2%	460	1.2%
Other	281	0.8%	254	0.7%	254	0.7%	256	0.8%	255	0.7%

Total	$35,348	100.0%	$35,040	100.0%	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%

Office	$15,283	43.2%	$15,296	43.7%	$15,973	44.3%	$16,857	44.6%	$16,728	43.9%
Retail	8,138	23.0%	8,032	22.9%	8,278	22.9%	9,215	24.3%	9,217	24.2%
Apartments	3,693	10.5%	3,668	10.4%	3,753	10.4%	3,630	9.6%	3,536	9.3%
Hotel	3,119	8.8%	3,111	8.9%	3,078	8.6%	3,089	8.2%	3,223	8.5%
Industrial	2,816	8.0%	2,893	8.3%	2,905	8.0%	2,910	7.7%	3,138	8.2%
Other	2,299	6.5%	2,040	5.8%	2,101	5.8%	2,117	5.6%	2,245	5.9%

Total	$35,348	100.0%	$35,040	100.0%	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%

(3)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the Summary of Commercial Mortgage Loans.

METLIFE, INC.
APPENDIX
RECONCILIATION DETAIL (1), (2)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2010	2010	2010	2010	2011	2010	2011

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$894	$945	$988	$1,239	$1,448	$894	$1,448
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	32	(14)	(342)	(84)	(99)	32	(99)
Net derivative gains (losses)	41	1,481	(244)	(1,543)	(315)	41	(315)
Universal life and investment-type product policy fees:
Unearned revenue adjustments	(1)	7	—	(5)	(3)	(1)	(3)
GMIB fees	48	52	54	56	58	48	58
Net investment income:
Investment hedge adjustments	(49)	(61)	(62)	(36)	(39)	(49)	(39)
Joint venture adjustments	(5)	(97)	—	(28)	(23)	(5)	(23)
Income from discontinued real estate operations	(2)	(3)	13	(2)	(1)	(2)	(1)
Unit-linked contract income	—	—	—	211	419	—	419
Securitization entities income	106	103	103	99	92	106	92
Other revenues - Settlement of foreign currency earnings hedges	—	—	—	—	(1)	—	(1)
Policyholder benefits and claims and policyholder dividends:
PDO adjustments	—	—	—	—	—	—	—
Inflation adjustments and pass through adjustments	(24)	(150)	(174)	42	(10)	(24)	(10)
GMIB costs	(136)	209	(235)	(230)	(145)	(136)	(145)
Market value adjustments	—	—	—	—	(2)	—	(2)
Interest credited to policyholder account balances:
PAB hedge adjustments	3	(1)	(5)	(8)	(8)	3	(8)
Unit-linked contract costs	—	—	—	(211)	(435)	—	(435)
Amortization of DAC and VOBA:
Related to NIGL and NDGL	(14)	(212)	(37)	138	30	(14)	30
Related to GMIB fees and GMIB costs	36	(100)	55	93	37	36	37
Related to market value adjustments	—	—	—	—	—	—	—
Amortization of negative VOBA - Related to market value adjustments	—	—	—	7	19	—	19
Interest expense - Securitization entities debt expense	(106)	(103)	(103)	(99)	(92)	(106)	(92)
Other expenses:
Noncontrolling interest	(1)	(12)	4	2	7	(1)	7
Regulatory implementation costs	—	—	—	—	(1)	—	(1)
Business combinations	(29)	(36)	(46)	(101)	(68)	(29)	(68)
Provision for income tax (expense) benefit	36	(472)	351	527	187	36	187

Income (loss) from continuing operations, net of income tax	829	1,536	320	67	1,055	829	1,055
Income (loss) from discontinued operations, net of income tax	5	11	—	18	(42)	5	(42)

Net income (loss)	834	1,547	320	85	1,013	834	1,013
Less: Net income (loss) attributable to noncontrolling interest	(1)	(10)	4	3	7	(1)	7

Net income (loss) attributable to MetLife, Inc.	835	1,557	316	82	1,006	835	1,006
Less: Preferred stock dividends	30	31	30	31	30	30	30
Less: Preferred stock redemption premium	—	—	—	—	146	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$805	$1,526	$286	$51	$830	$805	$830

(1)	In the first quarter of 2011, management modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and Market value adjustments associated with surrenders or terminations of contracts to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.

(2)	During the first quarter of 2011, MetLife, Inc. entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third-party. The operations and financial position of MetLife Taiwan have been reflected as discontinued operations in the appendix reconciliation detail.

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